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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ___________________

                                    FORM 8-K
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 _____________



        Date of Report (Date of Earliest Event Reported):  July 2, 1997

                        CHANCELLOR BROADCASTING COMPANY
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
________________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

           0-27726                                      75-2538487
________________________________            ____________________________________
   (Commission File Number)                 (I.R.S. Employer Identification No.)

                     CHANCELLOR RADIO BROADCASTING COMPANY
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
________________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

           33-80534                                     75-2544623
_______________________________             ___________________________________
   (Commission File Number)                 (I.R.S. Employer Identification No.)

     12655 North Central Expressway
               Suite 405
            Dallas, Texas                                         75243
______________________________________                      _________________
(Address of Principal Executive Offices)                        (Zip Code)

                                 (972) 239-6220
________________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)


________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 2, 1997, Chancellor Radio Broadcasting Company, a Delaware corporation and direct subsidiary of Chancellor Broadcasting Company, a Delaware corporation (together with its subsidiaries, the "Company"), and Evergreen Media Corporation of Los Angeles, a Delaware corporation ("EMCLA") and direct wholly-owned subsidiary of Evergreen Media Corporation ("Evergreen"), consummated the acquisition of all of the issued and outstanding capital stock of certain subsidiaries (the "Viacom Subsidiaries") of Viacom International, Inc. ("Viacom") for an aggregate purchase price of $1.075 billion plus working capital of approximately $20.7 million (collectively, the "Viacom Acquisition"). The Viacom Subsidiaries own and operate the assets involved in the operation of ten radio broadcast stations.

         In connection with the Company's pending merger with Evergreen (the "Evergreen Merger"), the Company and Evergreen entered into a Joint Purchase Agreement whereby, among other things, each of the Company and Evergreen divided equally certain costs due in connection with the Viacom Acquisition, including a $53.75 million non-refundable (except under limited circumstances) deposit that was paid by each of the Company and Evergreen on February 19, 1997. Upon the consummation of the Viacom Acquisition, (i) EMCLA purchased the Viacom Subsidiaries that own and operate 2 FM radio stations in New York, New York and 2 FM and 2 AM stations serving the Washington, D.C. market for an aggregate purchase price of approximately $595 million and (ii) Chancellor Radio Broadcasting Company purchased the Viacom Subsidiaries that own and operate 2 FM radio stations in Los Angeles, California, 1 FM station in Chicago, Illinois and 1 FM station in Detroit, Michigan for an aggregate purchase price of approximately $480 million (the "Chancellor Viacom Acquisition"). In April 1997, Chancellor Radio Broadcasting Company entered into an agreement to sell the 1 FM station in Detroit, Michigan that it acquired from Viacom in the Viacom Acquisition to an affiliate of Capital Cities/ABC Radio for $37 million in cash.

         In connection with the Chancellor Viacom Acquisition, the Chancellor Radio Broadcasting Company entered into an amended and restated credit agreement as of July 2, 1997 (the "Restated Credit Agreement") with a syndicate of commercial banks and other institutions, which provides for aggregate borrowings of up to $750 million. In addition, Chancellor Broadcasting Company entered into a senior credit agreement as of June 26, 1997, that provides for aggregate borrowings of up to $170 million, which were contributed to the capital of Chancellor Radio Broadcasting





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Company as of July 2, 1997.  Borrowings under the Restated Credit Agreement and the Senior Credit Agreement were used to fund the Chancellor Viacom Acquisition and fees and expenses related thereto.

         The aggregate purchase price for the Viacom Acquisition of $1.075 billion, plus working capital (the "Total Viacom Purchase Price"), was determined as a result of an arm's length negotiation between Viacom, Evergreen and the Company. The allocation between the Company and Evergreen of the Total Viacom Purchase Price pursuant to the Joint Purchase Agreement was determined as a result of arm's length negotiations between the Company and Evergreen in connection with the negotiations related to the Evergreen Merger.

         The Viacom Subsidiaries acquired by the Company own assets that constitute plant, equipment and other physical property used in the operation of radio stations and, subject to the disposition of WDRQ-FM in Detroit described above, will continue to be utilized by the Company for such purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         The following financial statements of WLIT Inc. and WDRQ Inc. and the combined financial statements of KYSR Inc. and KIBB Inc., have been previously filed with the Securities and Exchange Commission (the "Commission") on the Company's Current Report on Form 8-K dated June 3, 1997 at the corresponding page numbers in such report as set forth below:

 Financial Statements of Business Acquired -- KYSR Inc. and KIBB Inc.

 (1)      Independent Auditor's Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-1

 (2)      Combined Balance Sheets of KYSR Inc. and KIBB Inc. as of December 31, 1995 and 1996
          and March 31, 1997 (unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-2

 (3)      Combined Statements of Operations of KYSR Inc. and KIBB Inc. for the years ended
          December 31, 1994, 1995 and 1996 and the three months ended March 31, 1996 and 1997
          (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-3

 (4)      Combined Statements of Cash Flows of KYSR Inc. and KIBB Inc. for the years ended
          December 31, 1994, 1995 and 1996 and the three months ended March 31, 1996 and 1997
          (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-4

 (5)      Notes to Combined Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .     B-5

 Financial Statements of Business Acquired -- WLIT Inc.





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
 (1)      Independent Auditor's Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     C-1

 (2)      Balance Sheets of WLIT Inc. as of December 31, 1995 and 1996 and March 31, 1997
          (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     C-2

 (3)      Statements of Earnings of WLIT Inc. for the years ended December 31, 1994, 1995 and
          1996 and the three months ended March 31, 1996 and 1997 (unaudited)  . . . . . . . . .     C-3

 (4)      Statements of Cash Flows of WLIT Inc. for the years ended December 31, 1994, 1995 and
          1996 and the three months ended March 31, 1996 and 1997 (unaudited)  . . . . . . . . .     C-4

 (5)      Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     C-5

 Financial Statements of Business Acquired -- WDRQ Inc.

 (1)      Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     D-1

 (2)      Balance Sheets of WDRQ Inc. as of December 31, 1995 and 1996 and March 31, 1997
          (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     D-2

 (3)      Statements of Earnings of WDRQ Inc. for the years ended December 31, 1994, 1995 and
          1996 for the three months ended March 31, 1996 and 1997 (unaudited)  . . . . . . . . .     D-3

 (4)      Statements of Cash Flows of WDRQ Inc. for the years ended December 31, 1994, 1995 and
          1996 and the three months ended March 31, 1996 and 1997 (unaudited)  . . . . . . . . .     D-4

 (5)      Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     D-5

(b)      Pro Forma Financial Information.

         Pro forma financial information for the Chancellor Viacom Acquisition, as well as certain other transactions, has been previously filed with the Commission on the Company's Current Report on Form 8-K dated June 18, 1997.

(c)      Exhibits.

2.1 Stock Purchase Agreement, dated as of February 16, 1997, between Viacom International, Inc. and Evergreen Media Corporation of Los Angeles.+

2.2 Joint Purchase Agreement, dated as of February 19, 1997, among Chancellor Broadcasting Company, Chancellor Radio Broadcasting Company, Evergreen Media Corporation and Evergreen Media Corporation of
         Los Angeles.+





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4.1      Indenture, dated as of June 24, 1997, among Chancellor Radio
         Broadcasting Company, as issuer, Trefoil Communications, Inc., Shamrock Broadcasting, Inc., Shamrock Radio Licenses, Inc., Shamrock Broadcasting of Texas, Inc. Shamrock Broadcasting Licenses of Denver, Inc. and Chancellor Broadcasting Licensee Company, as guarantors, and U.S. Trust Company of Texas, N.A., as trustee.*

10.1 Amended and Restated Credit Agreement, dated as of February 14, 1996 and amended and restated as of January 23, 1997 and further amended and restated as of July 2, 1997, among Chancellor Broadcasting Company, Chancellor Radio Broadcasting Company, Various Banks, Goldman Sachs Credit Partners L.P., as documentation agent, NationsBank of Texas, N.A., as syndication agent, Toronto Dominion (Texas), Inc., as syndication agent and Bankers Trust Company, as managing agent and arranger.*

10.2 Senior Credit Agreement, dated as of June 26, 1997, among Chancellor Broadcasting Company, as borrower, the lenders named therein, and Bankers Trust New York Corporation, as agent.*

_____________________

*        Filed herewith.

+ Incorporated by reference to the Company's Current Report on Form 8-K dated February 13, 1997 and filed with the Commission on March 11, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHANCELLOR BROADCASTING COMPANY


Date:  July 17, 1997                       By:  /s/ ERIC W. NEUMANN
                                              ----------------------------------
                                                Eric W. Neumann
                                                Senior Vice President

                                           CHANCELLOR RADIO BROADCASTING COMPANY


Date:  July 17, 1997                       By:  /s/ ERIC W. NEUMANN
                                              ----------------------------------
                                                Eric W. Neumann
                                                Senior Vice President





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                               INDEX TO EXHIBITS


    EXHIBIT
     NUMBER                                          DESCRIPTION
     ------                                          -----------
         2.1     Stock Purchase Agreement, dated as of February 16, 1997, between Viacom International, Inc. and
                 Evergreen Media Corporation of Los Angeles.+

         2.2     Joint Purchase Agreement, dated as of February 19, 1997, among Chancellor Broadcasting Company,
                 Chancellor Radio Broadcasting Company, Evergreen Media Corporation and Evergreen Media Corporation of
                 Los Angeles.+

         4.1     Indenture, dated as of June 24, 1997, among Chancellor Radio Broadcasting Company, as issuer, Trefoil
                 Communications, Inc., Shamrock Broadcasting, Inc., Shamrock Radio Licenses, Inc., Shamrock Broadcasting
                 of Texas, Inc. Shamrock Broadcasting Licenses of Denver, Inc. and Chancellor Broadcasting Licensee
                 Company, as guarantors, and U.S. Trust Company of Texas, N.A., as trustee.*

         10.1    Amended and Restated Credit Agreement, dated as of February 14, 1996 and amended and restated as of
                 January 23, 1997 and further amended and restated as of July 2, 1997, among Chancellor Broadcasting
                 Company, Chancellor Radio Broadcasting Company, Various Banks, Goldman Sachs Credit Partners L.P., as
                 documentation agent, NationsBank of Texas, N.A., as syndication agent, Toronto Dominion (Texas), Inc., as syndication agent and Bankers Trust Company, as managing agent and arranger.*

         10.2    Senior Credit Agreement, dated as of June 26, 1997, among Chancellor Broadcasting Company, as borrower, the lenders named therein, and Bankers Trust New York Corporation, as agent.*


_____________________

*        Filed herewith.

+ Incorporated by reference to the Company's Current Report on Form 8-K dated February 13, 1997 and filed with the Commission on March 11, 1997.





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